UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania		16803
(Address of principal executive offices)		(Zip Code)

(814) 308-9754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2017, the stockholders of Eclipse Resources Corporation (the “Company”) approved the Eclipse Resources Corporation 2014 Long-Term Incentive Plan (the “LTIP”), as amended by the First Amendment (the “Amended LTIP”). The Amended LTIP increases the number of shares of the Company’s common stock available for issuance under the LTIP by 9,000,000 shares. The approval of the Amended LTIP also constitutes re-approval of certain material terms of the LTIP for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

A copy of the Amended LTIP is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 17, 2017, Benjamin W. Hulburt, Richard D. Paterson and Mark E. Burroughs, Jr. were re-elected to the Company’s Board of Directors, the Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, the Company’s stockholders approved the Amended LTIP and no other business was properly brought before the Annual Meeting. The matters voted upon at the Annual Meeting are described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on March 23, 2017. The voting results of the Annual Meeting are set forth below.

Item One – Election of Directors – The Company’s stockholders elected Benjamin W. Hulburt, Richard D. Paterson and Mark E. Burroughs, Jr. to each serve as a director of the Company for three-year terms expiring at the Company’s 2020 annual meeting of stockholders. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”	Broker Non-Votes
Benjamin W. Hulburt	199,956,134	20,884,548	28,496,634
Richard D. Paterson	220,101,163	739,519	28,496,634
Mark E. Burroughs, Jr.	204,080,935	16,759,747	28,496,634

Item Two – Ratification of the Selection of Independent Registered Public Accounting Firm – The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The voting results were 248,845,304 shares “FOR,” 489,318 shares “AGAINST,” and 2,694 abstentions.

Item Three – Approval of the Eclipse Resources Corporation 2014 Long-Term Incentive Plan, as amended by the First Amendment – The Company’s stockholders approved the Amended LTIP. The voting results were 218,195,148 shares “FOR,” 2,353,586 shares “AGAINST,” 291,948 abstentions, and 28,496,634 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Eclipse Resources Corporation 2014 Long-Term Incentive Plan, as amended by the First Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Christopher K. Hulburt
Name:	Christopher K. Hulburt
Title:	Executive Vice President, Secretary and General Counsel

Date: May 18, 2017

Index to Exhibits

Exhibit Number	Description

10.1	Eclipse Resources Corporation 2014 Long-Term Incentive Plan, as amended by the First Amendment